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                                  EXHIBIT 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report of CSB Bancorp, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Limbert, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/ John J. Limbert
                                               --------------------------------
                                               John J. Limbert
                                               Chairman of the Board, President
                                               and Chief Executive Officer

March 30, 2004